EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
Bill.Davis@perficient.com

PERFICIENT REPORTS FOURTH QUARTER AND FULL-YEAR 2016 RESULTS
~ Company Expands Share Repurchase Program ~

ST. LOUIS (February 28, 2017) – Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter and year ended December 31, 2016.

Financial Highlights

For the quarter ended December 31, 2016:
·	Revenue decreased 11% to $119.6 million from $133.7 million for the fourth quarter 2015;
·	Services revenue decreased 11% to $98.0 million from $110.3 million for the fourth quarter 2015;
·	Net income decreased 51% to $3.7 million from $7.6 million for the fourth quarter 2015;
·	GAAP earnings per share results on a fully diluted basis decreased to $0.11 from $0.22 for the fourth quarter 2015;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $0.27 from $0.37 for the fourth quarter 2015; and

·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $15.4 million from $19.8 million for the fourth quarter 2015.

For the year ended December 31, 2016:
·	Revenue increased 3% to $487.0 million from $473.6 million for 2015;
·	Services revenue increased 2% to $418.6 million from $411.5 million for 2015;
·	Net income decreased 11% to $20.5 million from $23.0 million for 2015;
·	GAAP earnings per share results on a fully diluted basis decreased to $0.58 from $0.67 for 2015;
·	Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $1.08 from $1.22 for 2015; and
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $64.2 million from $68.7 million for 2015.

“2016 was marked by the formal launch of Perficient Digital, increased leverage of our Global Delivery Centers, an investment in expanded sales capacity, growth in many key client relationships and the continued strengthening of our enterprise partnerships with Adobe, IBM, Microsoft, Oracle, and Salesforce,” said Jeffrey Davis, chief executive officer and president. “In 2017, we’re focused on a comprehensive plan we’re confident will drive margin growth, and we’re optimistic we’ll continue to expand our portfolio and geographic presence through an active and ongoing M&A program.”

Other Highlights

Among other recent achievements, Perficient:

·
Strengthened its management consultancy capabilities with the acquisition of RAS & Associates, LLC, a Denver-based firm specializing in strategy, operations and business process optimization consulting;

·
Received a third-consecutive IBM Beacon Award, this time for Outstanding Watson Solution, which recognizes a Watson-based predictive modeling solution that reduces patient readmission rates at healthcare facilities;

·
Received the 2016 Salesforce Partner Innovation Award in Healthcare and Life Sciences for helping NextGen Healthcare implement Community Cloud to enhance its case and knowledge management and boost its self-service capabilities while improving customer satisfaction by 31%;

·
Received through its digital agency, Perficient Digital, the Web Marketing Association’s 2016 MobileWebAward for design and development of a timekeeping application serving Lathem Time Corp, a world leader in the design and manufacture of timekeeping products for business;

·
Added new customer relationships and follow-on projects with leading companies such as Alliant Energy, American Express, BayCare, Enterprise Rent-a-Car, Flagstar Bank, FordDirect, Hulu, Hunter Douglas, Jack Henry, Learning Care Group, Lids, National Geographic, State Farm, Texas Instruments, US Bank, and Volkswagen Group of America;

·
Expanded Perficient’s stock repurchase program on February 21, 2017, by authorizing the repurchase of up to an additional $25.0 million of our common stock for a total repurchase program of $135.0 million since the program’s inception in 2008, and extended the expiration date of the program  to December 31, 2018 (as of December 31, 2016, Perficient has repurchased a total of 10.6 million shares at a cost of $102.4 million); and

·	Named CEO and President Jeffrey Davis as Chairman of the Board of Directors.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See “Safe Harbor Statement” below.

Perficient expects its first quarter 2017 services and software revenue, including reimbursed expenses, to be in the range of $109.7 million to $120.2 million, comprised of $102.0 million to $107.5 million of revenue from services including reimbursed expenses and $7.7 million to $12.7 million of revenue from sales of software.

The company is issuing its full year 2017 revenue guidance range of $485 million to $515 million, its 2017 GAAP earnings per share guidance of $0.60 to $0.75 and 2017 adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) range of $1.17 to $1.31.

Conference Call Details

Perficient will host a conference call regarding fourth quarter and full-year 2016 financial results on Tuesday, February 28, 2017, at 10 a.m. Eastern time.

WHAT: Perficient Reports Fourth Quarter and Full-Year 2016 Results
WHEN: Tuesday, February 28, 2017, at 10 a.m. Eastern time
CONFERENCE CALL NUMBERS: 844-742-4248 (U.S. and Canada); 661-378-9471 (International)
PARTICIPANT PASSCODE: 57852097
REPLAY TIMES: Tuesday, February 28, at 1 p.m. Eastern time, through Tuesday, March 7
REPLAY NUMBER: 855-859-2056 (U.S. and Canada); 404-537-3406 (International)
REPLAY PASSCODE: 57852097

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers, and partners; and reduce costs. Perficient’s professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Business Solution Partner, and a Platinum Salesforce Consulting Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
 Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2017. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
 (2)    the impact of the general economy and economic uncertainty on our business;
(3)   risks associated with uncertainties resulting from changes to policies and laws following the U.S. elections in November 2016;
 (4)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients’ and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	changes to immigration policies;
g)	obtaining favorable pricing to reflect services provided;
h)	adapting to changes in technologies and offerings;
i)	risk of loss of one or more significant software vendors;
j)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
k)	maintaining effective internal controls; and
l)	changes to tax levels, audits, investigations, tax laws or their interpretation;
(5)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(6)    risks associated with managing growth organically and through acquisitions; and
 (7)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenues
Services	$98,002	$110,303	$418,589	$411,469
Software and hardware	18,047	19,132	49,954	46,622
Reimbursable expenses	3,541	4,215	18,439	15,530
Total revenues	119,590	133,650	486,982	473,621

Cost of revenues (exclusive of depreciation and amortization, shown separately below)
Project personnel costs	62,138	66,743	268,347	256,900
Software and hardware costs	16,233	17,611	43,581	41,170
Reimbursable expenses	3,541	4,215	18,439	15,530
Stock compensation	1,354	1,234	5,335	4,811
Total cost of revenues	83,266	89,803	335,702	318,411

Gross margin	36,324	43,847	151,280	155,210

Selling, general and administrative	22,236	25,250	92,380	91,304
Stock compensation	2,248	2,142	8,884	8,659
Total selling, general and administrative	24,484	27,392	101,264	99,963

Depreciation	1,249	1,174	4,867	4,496
Amortization	3,434	3,250	13,371	13,819
Acquisition costs	537	726	1,252	1,235
Adjustment to fair value of contingent consideration	138	172	(1,679)	445
Income from operations	6,482	11,133	32,205	35,252

Net interest expense	313	483	1,636	2,085
Net other (income) expense	(34)	32	60	332
Income before income taxes	6,203	10,618	30,509	32,835
Provision for income taxes	2,510	3,048	10,050	9,828
Net income	$3,693	$7,570	$20,459	$23,007

Basic earnings per share	$0.11	$0.22	$0.60	$0.69
Diluted earnings per share	$0.11	$0.22	$0.58	$0.67

Shares used in computing basic earnings per share	33,971	33,729	34,023	33,408
Shares used in computing diluted earnings per share	34,873	34,548	35,001	34,324

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$10,113	$8,811
Accounts receivable, net	103,702	120,612
Prepaid expenses	3,353	3,297
Other current assets	5,331	7,032
Total current assets	122,499	139,752
Property and equipment, net	8,888	7,891
Goodwill	275,205	269,383
Intangible assets, net	45,115	53,408
Other non-current assets	4,869	3,930
Total assets	$456,576	$474,364

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,416	$18,793
Other current liabilities	27,637	37,783
Total current liabilities	46,053	56,576
Long-term debt	32,000	56,000
Other non-current liabilities	19,058	12,978
Total liabilities	$97,111	$125,554

Stockholders’ equity:
Common stock	$46	$45
Additional paid-in capital	379,094	364,786
Accumulated other comprehensive loss	(2,743)	(1,875)
Treasury stock	(126,442)	(103,197)
Retained earnings	109,510	89,051
Total stockholders’ equity	359,465	348,810
Total liabilities and stockholders’ equity	$456,576	$474,364

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, stock compensation, acquisition costs, and adjustment to fair value of contingent consideration), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. In addition, the Company adopted Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting, on January 1, 2016. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
GAAP Net Income	$3,693	$7,570	$20,459	$23,007
Adjustments:
Provision for income taxes	2,510	3,048	10,050	9,828
Amortization	3,434	3,250	13,371	13,819
Acquisition costs	537	726	1,252	1,235
Adjustment to fair value of contingent consideration	138	172	(1,679)	445
Stock compensation	3,602	3,376	14,219	13,470
Adjusted Net Income Before Tax	13,914	18,142	57,672	61,804
Adjusted income tax (1)	4,647	5,424	19,781	19,777
Adjusted Net Income	$9,267	$12,718	$37,891	$42,027

GAAP Earnings Per Share (diluted)	$0.11	$0.22	$0.58	$0.67
Adjusted Earnings Per Share (diluted)	$0.27	$0.37	$1.08	$1.22
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,873	34,548	35,001	34,324

(1) The estimated adjusted effective tax rate of 33.4% and 29.9% for the three months ended December 31, 2016 and 2015, respectively, and 34.3% and 32.0% for the year ended December 31, 2016 and 2015, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
GAAP Net Income	$3,693	$7,570	$20,459	$23,007
Adjustments:
Provision for income taxes	2,510	3,048	10,050	9,828
Net interest expense	313	483	1,636	2,085
Net other (income) expense	(34)	32	60	332
Depreciation	1,249	1,174	4,867	4,496
Amortization	3,434	3,250	13,371	13,819
Acquisition costs	537	726	1,252	1,235
Adjustment to fair value of contingent consideration	138	172	(1,679)	445
Stock compensation	3,602	3,376	14,219	13,470
EBITDAS (1)	$15,442	$19,831	$64,235	$68,717

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	2017 - Low end of adjusted goal	2017 - High end of adjusted goal
Full Year GAAP EPS	$$0.60	$$0.75
Non-GAAP adjustment (1):
Non-GAAP reconciling items	0.89	0.87
Tax effect of reconciling items	(0.32)	(0.31)
Full Year Edjusted EPS	$$1.17	$$1.31

(1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by fully diluted shares. Perficient currently expects its 2017 effective income tax rate to be 34.1%.